Annual Report

Blue Chip Growth Fund

December 31, 2002

T. Rowe Price(registered trademark) (registered trademark)


Report Highlights
--------------------------------------------------------------------------------

Blue Chip Growth Fund

o Despite a fourth-quarter rebound, growth stocks across all capitalizations suffered in the past six and 12 months.

o Since June, the fund outperformed the S&P 500 Stock Index and the Lipper index of similar funds. Full-year results bested the Lipper index but lagged the S&P 500.

o Our media and technology positions performed well in the second half of the year, but holdings in the health care sector hurt results.

o The current uncertainty is allowing us to buy consistent-growth companies at reasonable valuations.


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Fellow Shareholders

Global stock markets have been mired in one of the most prolonged bear markets on record. Although a sharp rally in the fourth quarter helped second-half results improve over the severe declines recorded in the first half, losses were significant. Large-cap growth stocks continued to perform poorly, and the year ended with significant uncertainty. Although questions regarding accounting integrity and corporate ethical lapses are being resolved, concerns about economic growth, global terrorism, possible war with Iraq, and, more recently, nuclear weapons production in North Korea have stymied investor confidence.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/02                            6 Months            12 Months
--------------------------------------------------------------------------------

Blue Chip Growth Fund                               -8.85%              -24.23%

Blue Chip Growth Fund-

Advisor Class                                        -8.84               -24.26

S&P 500 Stock Index                                 -10.30               -22.10

Lipper Large-Cap Growth
Funds Index                                         -12.38               -28.11
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

                                                                Since
                                                            Inception
--------------------------------------------------------------------------------

Period Ended 12/31/02                                         9/30/02
--------------------------------------------------------------------------------

Blue Chip Growth Fund-R Class                                    7.66%

S&P 500 Stock Index                                              8.44

Lipper Large-Cap Growth
Funds Index                                                      4.34
--------------------------------------------------------------------------------

     The decline that the fund and its Advisor Class endured during the past six and 12 months largely reflects the difficult environment for investing in large-cap growth stocks. While our results lagged the broad S&P 500 for the full year, they bested the S&P 500 in the last six months. Our returns for both periods were significantly better than for the Lipper Large-Cap Growth Funds Index.

     As investors in the fund, we realize that favorable relative performance (with negative returns) is still quite painful. However, we remain confident in our strategy, and we are working diligently to invest for solid long-term performance. As shown in the Performance Comparison chart after this letter, the fund's return since inception has outpaced the S&P 500 Index and its Lipper benchmark by a significant margin. We'd also like to take this opportunity to welcome our R Class shareholders.


MARKET ENVIRONMENT

     Corporate improprieties continued to weigh on investor confidence even as major scandals surrounding Adelphia, Enron, WorldCom, and Tyco International began to slowly dissipate. As we had hoped, the August 14 deadline for companies to attest to the accuracy of their financial statements did not result in a significant increase in accounting restatements. This helped investor confidence, but investors continue to be wary of any company with complex accounting arrangements or that have grown via acquisitions. These concerns tend to be applicable to large growth holdings such as GE, American International Group, and Citigroup. It will take more time for confidence to be fully restored.

     Despite a fourth-quarter rebound, growth stocks across all capitalizations suffered in the past 12 months. Equities were volatile and unable to sustain solid gains, and geopolitical issues added a measure of risk.This environment began to weigh on consumer confidence, which in turn has dampened auto and retail sales-although housing remained quite strong. Confidence among business leaders and related corporate investment continued to be lackluster. The technology and telecommunications sectors have not recovered from excessive capital expenditures made during the tech bubble. Aerospace and other industries still feel the effects of September
     11. Fortunately, these problems are being slowly resolved. Essentially, we think that easing monetary action by the Federal Reserve will result in a slow (but uneven) recovery.

     We do not factor geopolitical events into our investment strategy or stock selection because they are very difficult to predict and often do not affect the long-term fundamentals we seek in investing. However, we would be remiss if we did not acknowledge that the world is more unsettled than usual. War with Iraq is a distinct possibility, and North Korea's effort to build nuclear arms is troubling. Clearly, these are challenging times. However, we think these issues could be resolved (peacefully we hope) in 2003, and we believe that the uncertainty is allowing us to buy many consistent-growth companies at attractive valuations.


PORTFOLIO REVIEW

Sector Diversification
--------------------------------------------------------------------------------

consumer                                                           20

energy/util                                                         4

financial                                                          26

healthcare                                                         20

Indust. BS, Mats.                                                  12

info tech                                                          16

telecomm. Serv.                                                     2
--------------------------------------------------------------------------------

     As we noted in the June report, the outlook for earnings is somewhat uncertain despite a slowly recovering economy. Accordingly, we continue to pay special attention to earnings prospects. We were disappointed that many companies generating sustainable earnings growth (such as Pfizer and American International Group) performed poorly in 2002. However, we recognize that investors are skeptical at this time of large, complex companies even if they have strong long-term growth records and prospects. We also recognize that a hallmark of bear markets is that established growth companies can decline significantly, particularly in the latter stages of the correction.

     The list of second-half winners includes several telephone services, technology, health care, and financial holdings, which were dismal performers in the first half. A level of patience in maintaining and often adding to these names helped second-half performance significantly. For example, throughout the year we added to our position in Vodafone, the largest global wireless services provider. Its strong balance sheet and cash flow helped the shares outperform most other companies in the sector. AT&T and Nextel Communications were more moderate-sized positions initiated during 2002, and both were very strong second-half performers.

     Clear Channel Communications, Omnicom, and Viacom are long-term media holdings that have faced challenges due to the slow economy. However, these companies executed their business plans well. Clear Channel, the leading operator of radio stations and outdoor advertising, has improved efficiency and is repaying debt rapidly. Omnicom, a leading advertising agency, produced solid results especially relative to its competitors. Viacom's strong balance sheet and prodigious cash flow supported by strong operations at CBS, MTV, and Nickelodeon allowed it to perform relatively well. USA Interactive (managed by Barry Diller and a leading operator of Internet-based businesses such as Expedia and Ticketmaster), Liberty Media, EchoStar Communications (a leading satellite broadcasting services provider), and Univision Communications (the leading operator of Spanish television and radio properties) were also positive performers in the latter part of the year.

     Technology was another area where patience and a focus on high-quality leadership companies helped results. We added to longtime holding Microsoft, a solid second-half performer. However, we think that its earnings power and financial strength are still not adequately reflected in its valuation. Qualcomm, the leading producer of technology and chipsets for CDMA-based wireless telephones (CDMA is the most rapidly growing standard for wireless communication), also produced impressive results in a challenging environment. Nokia's results were less impressive, but its earnings, business model, and stock performance topped most of its peers. We also made additions to Maxim Integrated Products and Analog Devices in the semiconductor area. Both are leading analog semiconductor manufacturers and have produced relatively strong results during this tech correction. We also benefited from medium-sized positions in IBM, Dell Computer, and Lexmark International. Each of these holdings generated solid cash flow and earnings and aided second-half performance.

     We were disappointed that health care stocks did not perform better given their stable earnings growth in the lackluster economic environment. However, Forest Laboratories was a standout and our best contributor in the sector. The company's new antidepressant, Lexapro, has a superior side-effect profile and is taking market share aggressively. The company also has an Alzheimer's treatment called Memantine, which appears to be effective in improving cognition and slowing the disease. Johnson & Johnson, Pharmacia, Abbott Laboratories, Amgen, Eli Lilly, and Medtronic were also notable contributors for the last six months.

     Financial stocks generally outperformed for the year, although banks, insurance, and consumer finance did much better than brokers in the first half. However, in the second half, several companies with brokerage or market-sensitive revenues did quite well. Sticking with Citigroup through its regulatory travails paid off handsomely as the stock rebounded from its July and then October lows. The company's geographic and product breadth and also fundamental performance continue to be quite positive relative to most competitors. Merrill Lynch, Goldman Sachs Group, Morgan Stanley, SLM Corporation (the leading student loan servicer and a solid second-half performer), and Legg Mason were also money makers for your fund in the fourth quarter.

     Tyco International was the largest major second-half contributor that does not fall into the sectors already discussed. In previous reports, we chronicled some of the mistakes made by management. However, we continue to believe that Tyco's businesses in the home security, health care, and electronics areas are solid cash generators. New management is working methodically, but decisively, to improve corporate governance and the business operations.

     The list of second-half losers was extensive. However, relative to the first half, we think there were fewer instances of problem stocks where we misjudged the fundamentals. This view is consistent with the stronger relative performance the fund produced in the second half. Our largest second-half loser was Concord EFS, the leading processor of debit card transactions. Concord had been a solid performer for several years, but concerns regarding pricing pressure and contract negotiations caused investors to punish the stock. The company does face pricing pressure and earnings estimates were reduced modestly, but the firm should be able to successfully renegotiate several major bank processing deals. It also just won a major debit card processing contract for McDonald's. The company continues to grow at a solid pace and produces very strong cash flow.

     Wyeth was our second-largest negative contributor for the last six months. The company experienced modest shortfalls in several of its operating units, which we felt management failed to identify despite several meetings with the company. However, the primary problems that led to the lowered earnings forecast and poor stock performance were a study linking the Premarin family of estrogen-related products to a very small increase in cancer among women, and delays in the production ramp up for a vaccine and an arthritis product. The linkage of Premarin to certain tumors has been discussed for many years; nonetheless, many doctors continue to prescribe the products on the grounds that the benefits greatly outweigh the small increase in risk. The production bottlenecks are being resolved, and despite the drag of reduced Premarin sales, we think Wyeth could perform reasonably well over time.

     Home Depot has several major strengths, but we underestimated the degree to which investors would punish the stock for slowing same-store sales growth. The firm maintains a leadership position, a very strong balance sheet, and tremendous cash flow. New management has correctly recognized that they should slow square-footage growth and improve efficiency and return on capital for existing stores. They are doing this reasonably well but have not been effective in improving store formats and merchandising to be more competitive with their largest rival, Lowe's. We believe that investors will reevaluate the company more favorably over time, but until we see some improvement in same-store sales, we will be cautious about adding to this position.

     Pfizer and UnitedHealth Group were major detractors; both are large holdings that suffered second-half declines. Pfizer came under pressure when the regulatory authorities said they needed more time to scrutinize its planned acquisition of Pharmacia (another significant fund holding). Also, recent studies questioned the efficacy of Norvasc, a major hypertension product, versus less expensive alternatives. Products being introduced to compete with Pfizer's Lipitor and Viagra have also caused investor angst. However, the combination of Pfizer and Pharmacia (we think the transaction has a high probability of approval) will have strong revenue and earnings growth prospects and below-average exposure to patent expirations. A recent decline below $30 only makes the stock more compelling in our view. UnitedHealth Group, a top performer in the first half, is to a certain degree a victim of its own success. It is one of the few stocks we have owned that has essentially ignored the bear market and appreciated several hundred percent during our ownership over the past several years. We trimmed some stock at prices above the current price. However, its recent pullback, combined with strong earnings and cash-flow growth, makes the valuation attractive, and the stock could perform quite well.


STRATEGY

     This fund will have its 10-year anniversary in June 2003 (we have managed the fund since inception and have been investing for several decades). Our strategy is straightforward, and we believe it can be particularly helpful in uncertain or rapidly changing markets. We continue to add to core holdings as long as we are confident that the fundamentals and return potential are favorable, and we try to be decisive about weeding out holdings where we believe the return potential relative to risk is no longer attractive.

     Additions to existing holdings such as Tyco International, Amgen, Kohl's, and Univision Communications were among our 10 largest purchases for the past six months. We also established several significant new positions. We added a substantial weighting in Schlumberger, the leading energy services company, in the last six months. We had sold Schlumberger several years ago because we were concerned about its acquisition of Sema, a technology company. The acquisition proved to be quite costly to the company (and Schlumberger stock declined substantially). However, Schlumberger's new CEO acted quickly to improve efficiency at the company, sell off noncore assets, and reduce debt. He also pledged to be much more disciplined about deploying capital for acquisitions. The company is a global leader, has very strong technology, and we believe the stock's valuation is attractive. Fiserv is a large processor of financial data for banks and other financial institutions. It has solid management, generates tremendous cash flow, and has one of the best long-term earnings growth records of all companies in the S&P 500. Carnival agreed to buy Princess Cruise Lines, which will extend the company's dominant position in the cruise business. Although concerns regarding terrorism have depressed most travel-related stocks, Carnival's business is recovering despite the recent incidence of flu-type illness on certain cruises. We believe the stock is attractively valued and that return on capital should improve consistently over the next several years.

     General Mills is another large recent purchase, favored by one of our most experienced analysts, despite the company's stumble with the integration of its Pillsbury acquisition. We purchased the stock when it was somewhat out of favor, but its latest quarterly results showed significant progress with the Pillsbury integration. Liberty Media, managed by John Malone, has significant ownership in cable networks like The Discovery Channel, and major holdings in media companies such as AOL and Newscorp. The company has a solid balance sheet, and cash-flow growth has been quite strong. We sold a small position at much higher prices earlier in the year and are always circumspect about coming back to a position we have sold, but recognize that this can yield advantages stemming from better knowledge of the company. We have a small profit in our new position, but think the company is worth much more than the current stock price.

     Most sales were driven by deteriorating fundamentals or the belief that other companies in the sector were better positioned. For example, Philip Morris has been a very solid performer for the fund during the past several years. However, the company is suffering from aggressive price competition from discount cigarette brands. It has also lost major legal cases, particularly in California. While we have been willing to accept the risk that the company faces from ongoing litigation, pricing pressure has caused a noticeable decline in earnings growth. We sold a large portion of this holding and are unlikely to buy more unless the company gets back on a solid earnings growth trajectory. Wyeth and GE were also trimmed because of concerns regarding their fundamentals. However, we retained meaningful positions (despite subsequent earnings shortfalls) because we believe both have reasonably good longer-term outlooks combined with attractive valuations. Fifth Third Bancorp, AmerisourceBergen, and WellPoint Health Networks were more pleasant sales. We reduced these holdings after the shares had performed quite well and approached price targets. ChevronTexaco and XL Capital were the only major eliminations. Both stocks had performed reasonably well and were sold primarily to fund other purchases that we believe have better growth and appreciation potential.


OUTLOOK

     There are many challenges facing investors. If history is any guide, investors will focus on the economy and ultimately on the quality and quantity of earnings growth at individual companies. We believe that progress made in solving global conflicts could coincide with a gradual improvement in consumer confidence and business spending. The resulting increase in demand could produce strong profit growth at companies that have cut expenses dramatically.

     Despite lingering uncertainties, we think the outlook for U.S. stocks (and for your fund) is quite good for several reasons:

          o Earnings growth remains strong at many high-quality U.S. companies. Many of these companies do not need a robust economic recovery to produce strong profit growth. A number of these consistent-growth companies are large positions in the fund (and are generally valued quite reasonably).

          o Many of our holdings generate significant free cash flow. Shareholder-oriented management will use this cash to repurchase shares, pay dividends, which may receive favorable tax treatment, or make value-added acquisitions at advantageous prices.

          o Lower stock prices and more reasonable valuations increase the odds of making solid returns. This is especially true if we are able to invest in companies that produce strong earnings growth (which allows stock appreciation even if no expansion in the price/earnings ratio occurs).

     For favorable results over time, we must effectively distinguish between stocks suffering short-term setbacks and those facing long-term declines. This is particularly essential during market sell-offs when both good and mediocre businesses suffer price corrections. We continue to strive to invest in quality companies with durable market positions and sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

     Respectfully submitted,

     Larry J. Puglia
     President and chairman of the Investment Advisory Committee

     January 10, 2003

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                           Percent of
                                                           Net Assets
                                                             12/31/02
--------------------------------------------------------------------------------

Citigroup                                                         4.1%

Microsoft                                                         3.9

Pfizer                                                            3.8

Freddie Mac                                                       3.4

UnitedHealth Group                                                3.2
--------------------------------------------------------------------------------

First Data                                                        2.7

American International Group                                      2.1

Viacom                                                            2.1

Johnson & Johnson                                                 2.1

Vodafone                                                          1.9
--------------------------------------------------------------------------------

Bank of America                                                   1.9

Cisco Systems                                                     1.7

Danaher                                                           1.7

GE                                                                1.6

Affiliated Computer Services                                      1.6
--------------------------------------------------------------------------------

Wal-Mart                                                          1.5

Tyco International                                                1.5

Clear Channel Communications                                      1.4

State Street                                                      1.3

Maxim Integrated Products                                         1.3
--------------------------------------------------------------------------------

Mellon Financial                                                  1.3

Marsh & McLennan                                                  1.2

Target                                                            1.2


Home Depot                                                        1.2

Wells Fargo                                                       1.1
--------------------------------------------------------------------------------

Total                                                            50.8%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size
6 Months Ended 12/31/02

Ten Largest Purchases
--------------------------------------------------------------------------------

Schlumberger*

Fiserv*

Tyco International

Amgen

Carnival*

Kohl's

Univision Communications

General Mills*

Liberty Media*

Microsoft
--------------------------------------------------------------------------------

Ten Largest Sales
--------------------------------------------------------------------------------

Philip Morris

Wyeth

ChevronTexaco**

GE

Fifth Third Bancorp

AmerisourceBergen

XL Capital**

Fannie Mae

WellPoint Health Networks

AOL Time Warner
--------------------------------------------------------------------------------

 * Position added

** Position eliminated
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Blue Chip Growth Fund

                                  S&P 500           Lipper            Blue Chip
                                    x            Large-Cap          Growth Fund
--------------------------------------------------------------------------------

6/30/93                            10                   10                   10

12/31/93                          10.496            10.728               11.432

12/31/94                          10.635            10.639               11.524

12/31/95                          14.631            14.355               15.892

12/31/96                          17.991            17.306               20.302

12/31/97                          23.993            22.081               25.897

12/31/98                          30.85             30.134               33.366

12/31/99                          37.341            40.626               40.039

12/31/00                          33.94             32.631               39.027

12/31/01                          29.906            24.843                 33.4

12/31/02                          23.297            17.859               25.307
--------------------------------------------------------------------------------
Note: Performance for Advisor and R Class will vary due to their differing fee structures. See returns table below and Performance table on page 1.
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
12/31/02          1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------

Blue Chip
Growth Fund      -24.23%     -14.18%      -0.46%       10.26%    6/30/93

Blue Chip
Growth Fund-
Advisor Class    -24.26        --          --          17.16     3/31/00
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of shares.
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------


Blue Chip Growth shares

                    Year
                   Ended
                12/31/02    12/31/01    12/31/00    12/31/99    12/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $   28.97   $   33.85   $   36.34   $   30.60   $   24.17

Investment activities

Net investment
income (loss)       --         (0.02)      (0.03)       0.03        0.11

Net realized and
unrealized gain
loss               (7.02)      (4.86)      (0.84)       6.07        6.82

Total from
investment
activities         (7.02)      (4.88)      (0.87)       6.10        6.93

Distributions

  Net investment
  income            --          --          --         (0.03)      (0.11)

  Net realized
  gain              --          --         (1.62)      (0.33)      (0.39)

  Total
  distributions     --          --         (1.62)      (0.36)      (0.50)

NET ASSET VALUE

End of
period         $   21.95   $   28.97   $   33.85   $   36.34   $   30.60
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total
return^           (24.23)%    (14.42)%     (2.53)%     20.00%      28.84%

Ratio of total
expenses to
average net
assets              0.96%       0.96%       0.91%       0.91%       0.91%

Ratio of net
investment
income (loss)
to average
net assets          0.00%      (0.06)%     (0.09)%      0.10%       0.43

Portfolio
turnover rate       46.2%       48.3%       50.9%       41.3%       34.5%

Net assets, end of period (in millions) $ 4,482 $ 6,242 $ 7,113 $ 6,709 $4 ,330
--------------------------------------------------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout the period
--------------------------------------------------------------------------------

Blue Chip Growth-Advisor Class shares

                                  Year                                  3/31/00
                                  Ended                                 Through
                                  12/31/02        12/31/01             12/31/00
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period                         $29.02   $         33.91      $         38.63

Investment activities

  Net investment
  income (loss)                        --             (0.01)               0.02*

  Net realized
  and unrealized
  gain (loss)                          (7.04          (4.88)              (3.12)

  Total from
  investment
  activities                           (7.04)         (4.89)              (3.10)

Distributions

  Net realized gain                    --              --                 (1.62)

  Tax return of capital                (0.01)          --                  --

  Total distributions                  (0.01)          --                 (1.62)

NET ASSET VALUE

End of period                     $21.97   $         29.02      $         33.91


Ratios/Supplemental Data
Total return^                     (24.26)%          (14.42)%             (8.15)%

Ratio of total
expenses to
average net
assets                              0.99%             0.99%               0.69%!

Ratio of net
investment
income (loss)
to average
net assets                         (0.01)%           (0.04)%              0.25%!

Portfolio
turnover rate                      46.2%             48.3%                50.9%!

Net assets,
end of period
(in thousands)                    $538,571        $469,089             $  2,831
--------------------------------------------------------------------------------

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. The per-share amounts for the investment activities of the Advisor Class may be inconsistent with the aggregate amounts presented elsewhere in the financial statements for the fund, due to the partial year of operations for the Advisor Class and the timing of sales and redemptions of shares in relation to fluctuating market values for the investment portfolio.
^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------


Financial Highlights            For a share outstanding throughout the period
--------------------------------------------------------------------------------

Blue Chip Growth - R Class shares

                                                              9/30/02
                                                              Through
                                                             12/31/02
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning of period                                        $    20.37
Investment activities

  Net investment income (loss)                                  (0.02)*

  Net realized and unrealized gain (loss)                        1.58**

  Total from investment activities                               1.56

NET ASSET VALUE

End of period                                              $    21.93

Ratios/Supplemental Data
Total return^                                                    7.66%*

Ratio of total expenses to
average net assets                                               1.35%!*

Ratio of net investment
income (loss) to average
net assets                                                      (0.28%)!*

Portfolio turnover rate                                         46.2%!

Net assets, end of period
(in thousands)                                             $      108
--------------------------------------------------------------------------------

* Excludes expenses in excess of a 1.35% contractual expense limitation in effect through 4/30/04.
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
! Annualized The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                                             December 31, 2002

Statement of Net Assets
--------------------------------------------------------------------------------

Common Stocks  100.0%

CONSUMER DISCRETIONARY  15.1%

Automobiles  0.6%

Harley-Davidson                                    610,000      $        28,182

                                                                         28,182

Hotels, Restaurants & Leisure  1.2%

Carnival                                         1,000,000               24,950

MGM Mirage *                                       485,000               15,990

Starbucks *                                      1,000,000               20,380

                                                                         61,320

Internet & Catalog Retail  0.7%

USA Interactive *                                1,540,000               35,297

                                                                         35,297

Media  7.6%

AOL Time Warner *                                3,000,000               39,300

Clear Channel Communications *                   1,900,000               70,851

Comcast, Class A *                               1,700,000               38,403

Disney                                             700,000               11,417

EchoStar Communications, Class A *               1,300,000               28,938

Liberty Media, Class A *                         2,710,000               24,227

Omnicom                                            610,000               39,406


Scripps, Class A                                    70,000                5,387

Univision Communications, Class A *                770,000               18,865

Viacom, Class B *                                2,620,000              106,791

                                                                        383,585

Multiline Retail  3.5%

Kohl's *                                           680,000               38,046

Target                                           2,000,000               60,000

Wal-Mart                                         1,500,000               75,765

                                                                        173,811

Specialty Retail  1.5%

Best Buy *                                         400,000                9,660

Home Depot                                       2,500,000               59,900

Weight Watchers *                                  100,000                4,597

                                                                         74,157

Total Consumer Discretionary                                            756,352


CONSUMER STAPLES  4.8%

Beverages                                                                   2.2%

Anheuser-Busch                                     340,000      $        16,456

Coca-Cola                                        1,150,000               50,393

PepsiCo                                          1,000,000               42,220

                                                                        109,069


Food & Drug Retailing  0.6%

Sysco                                              770,000               22,938

Walgreen                                           200,000                5,838

                                                                         28,776


Food Products  0.7%

General Mills                                      460,000               21,597

Unilever (GBP)                                   1,600,000               15,220

                                                                         36,817


Household Products  0.9%

Colgate-Palmolive                                  460,000               24,118

Procter & Gamble                                   257,000               22,086

                                                                         46,204


Tobacco  0.4%

Philip Morris                                      500,000               20,265

                                                                         20,265

Total Consumer Staples                                                  241,131


ENERGY  3.5%

Energy Equipment & Services  2.8%

Baker Hughes                                     1,580,000               50,860

BJ Services *                                      920,000               29,725

Schlumberger                                       750,000               31,568

Smith International *                              950,000               30,989

                                                                        143,142


Oil & Gas  0.7%

Exxon Mobil                                      1,000,000               34,940

                                                                         34,940

Total Energy                                                            178,082


FINANCIALS  25.8%

Banks  6.5%

Bank of America                                  1,360,000      $        94,615

Bank of New York                                 1,100,000               26,356

Fifth Third Bancorp                                310,000               18,151

Mellon Financial                                 2,440,000               63,708

Northern Trust                                     640,000               22,432

U.S. Bancorp                                     2,050,000               43,501

Wells Fargo                                      1,200,000               56,244

                                                                        325,007


Diversified Financials  14.0%

American Express                                   290,000               10,252

Charles Schwab                                   1,180,000               12,803

Citigroup                                        5,800,000              204,102

Fannie Mae                                         790,000               50,821

Franklin Resources                                 380,000               12,950

Freddie Mac                                      2,875,000              169,769

Goldman Sachs Group                                460,000               31,326

Legg Mason                                         370,000               17,960

Merrill Lynch                                      950,000               36,052

Morgan Stanley                                   1,180,000               47,106

SLM Corporation                                    412,000               42,790

State Street                                     1,735,000               67,665

                                                                      703,596

Insurance  5.3%

Allstate                                           100,000                3,699

AMBAC Financial Group                              300,000               16,872

American International Group                     1,850,000              107,023

Berkshire Hathaway, Class A *                          100                7,275

Hartford Financial Services Group                  610,000               27,712

Marsh & McLennan                                 1,300,000               60,073

Progressive Corporation                            340,000               16,874

Travelers Property Casualty, Class A *           1,700,000               24,905

                                                                        264,433

Total Financials                                                      1,293,036


HEALTH CARE  19.8%

Biotechnology  1.7%

Amgen *                                          1,120,000      $        54,140

IDEC Pharmaceuticals *                              40,000                1,327

MedImmune *                                      1,200,000               32,604

                                                                         88,071


Health Care Equipment & Supplies  1.1%

Baxter International                               820,000               22,960

Medtronic                                          680,000               31,008

                                                                         53,968


Health Care Providers & Services  6.3%

AmerisourceBergen                                  300,000               16,293

Cardinal Health                                    622,000               36,816

HCA                                              1,210,000               50,215

UnitedHealth Group                               1,900,000              158,650

Wellpoint Health Networks *                        755,000               53,726

                                                                        315,700


Pharmaceuticals  10.7%

Abbott Laboratories                              1,300,000               52,000

Allergan                                           130,000                7,491

Biovail *                                          500,000               13,205

Bristol-Myers Squibb                               100,000                2,315

Eli Lilly                                          290,000               18,415

Forest Laboratories *                              340,000               33,395

Johnson & Johnson                                1,940,000              104,197

Merck                                               70,000                3,963

Pfizer                                           6,260,000              191,368

Pharmacia                                        1,330,000               55,594

Schering-Plough                                    100,000                2,220

Wyeth                                            1,360,000               50,864

                                                                        535,027

Total Health Care                                                       992,766


INDUSTRIALS & BUSINESS SERVICES  11.8%

Aerospace & Defense 0.2%

Honeywell International                            500,000               12,000

                                                                         12,000


Air Freight & Logistics  0.4%

UPS, Class B                                       340,000      $        21,447

                                                                         21,447


Commercial Services & Supplies  6.1%

Apollo Group, Class A *                          1,210,000               53,240

Automatic Data Processing                          640,000               25,120

Cendant *                                        1,150,000               12,052

Concord EFS *                                    2,570,000               40,452

First Data                                       3,850,000              136,329

Fiserv *                                           860,000               29,197

Paychex                                            350,000                9,765

                                                                        306,155


Industrial Conglomerates  3.4%

3M                                                 110,000               13,563

GE                                               3,400,000               82,790

Tyco International                               4,300,000               73,444

                                                                        169,797


Machinery  1.7%

Danaher                                          1,300,000               85,410

                                                                         85,410

Total Industrials & Business Services                                   594,809


INFORMATION TECHNOLOGY  14.9%

Communications Equipment  2.9%

Cisco Systems *                                  6,550,000               85,805

Nokia ADR                                        1,750,000               27,125

QUALCOMM *                                         910,000               33,115

                                                                       146,045

Computer Peripherals  2.1%

Dell Computer *                                  2,050,000               54,817

IBM                                                286,000               22,165

Lexmark International, Class A *                   430,000               26,015

                                                                        102,997


IT Consulting & Services  1.8%

Affiliated Computer
Services, Class A *                              1,510,000               79,501

SunGard Data Systems *                             460,000               10,838

                                                                         90,339


Semiconductor Equipment & Products  3.9%

Analog Devices *                                 1,850,000      $        44,159

Applied Materials *                                950,000               12,379

Intel                                            1,200,000               18,684

KLA-Tencor *                                       130,000                4,598

Maxim Integrated Products                        1,960,000               64,758

QLogic *                                           550,000               18,981

Samsung Electronics (KRW)                           55,000               14,561

Texas Instruments                                  920,000               13,809

Xilinx *                                           160,000                3,296

                                                                        195,225


Software  4.2%

Adobe Systems                                      220,000                5,456

Electronic Arts *                                   25,000                1,244

Microsoft *                                      3,770,000              194,909

VERITAS Software *                                 740,000               11,559

                                                                        213,168

Total Information Technology                                            747,774



TELECOMMUNICATION SERVICES  2.4%


Wireless Telecommunication Services  2.4%


Nextel Communications, Class A *                 2,050,000               23,678

Vodafone ADR                                     5,360,000               97,123


Total Telecommunication Services                                        120,801

Total Miscellaneous
Common Stocks  1.9%                                                      94,345

Total Common Stocks (Cost $5,188,538)                                 5,019,096


Short-Term Investments  1.8%

Money Market Fund  1.8%

T. Rowe Price Reserve
Investment Fund, 1.53% #                        92,958,905               92,959

Total Short-Term Investments (Cost $92,959)                              92,959

Total Investments in Securities
101.8% of Net Assets (Cost $5,281,497)                          $     5,112,055

Other Assets Less Liabilities                                           (91,678)

NET ASSETS                                                      $     5,020,377
                                                                ---------------

Net Assets Consist of:
Undistributed net realized gain (loss)                          $      (980,646)

Net unrealized gain (loss)                                             (169,442)

Paid-in-capital applicable to 228,744,876
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                          6,170,465

NET ASSETS                                                      $     5,020,377
                                                                ---------------


NET ASSET VALUE PER SHARE

Blue Chip Growth shares
($4,481,698,841/204,223,896
shares outstanding)                                             $         21.95
                                                                ---------------

Blue Chip Growth-Advisor
Class shares
($538,570,855/24,516,071
shares outstanding)                                             $         21.97
                                                                ---------------

Blue Chip Growth-R Class shares
($107,643/4,909 shares outstanding)                             $         21.93
                                                                ---------------
--------------------------------------------------------------------------------

  #  Seven-day yield

  *  Non-income producing

ADR  American Depository Receipts

GBP  British pound

KRW  South Korean won

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
In thousands

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/02
--------------------------------------------------------------------------------
I
nvestment Income (Loss)
Income

Dividend                                                   $   54,189

Interest                                                          345

Total income                                                   54,534

Expenses

  Investment management                                        35,354

  Shareholder servicing

     Blue Chip Growth shares                                   16,658

     Blue Chip Growth-Advisor Class shares                        448

  Distribution

     Blue Chip Growth-Advisor Class shares                      1,144

  Prospectus and shareholder reports

     Blue Chip Growth shares                                      676

     Blue Chip Growth-Advisor Class shares                          9

  Custody and accounting                                          284

  Proxy and annual meeting                                        170

  Registration                                                     51

  Directors                                                        39

  Legal and audit                                                  27

  Miscellaneous                                                    63

  Total expenses                                               54,923

  Expenses paid indirectly                                       (278)

  Net expenses                                                 54,645

Net investment income (loss)                                     (111)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                 (475,421)

  Foreign currency transactions                                   (75)

  Net realized gain (loss)                                   (475,496)

  Change in net unrealized gain (loss) on securities       (1,152,131)

Net realized and unrealized gain (loss)                    (1,627,627)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $(1,627,738)
                                                           -----------


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

Statement of Changes in Net Assets

                                                      Year                    x
                                                     Ended                    X
                                                  12/31/02             12/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $          (111)     $        (3,935)

  Net realized gain (loss)                        (475,496)            (451,627)

  Change in net unrealized gain (loss)          (1,152,131)            (621,719)

  Increase (decrease) in net
  assets from operations                        (1,627,738)          (1,077,281)


Distributions to shareholders

  Tax return of capital

     Blue Chip Growth-Advisor Class shares            (245)                --

Capital share transactions *

  Shares sold

     Blue Chip Growth shares                     1,093,942            1,459,474

     Blue Chip Growth-Advisor Class shares         251,622              513,096

     Blue Chip Growth-R Class shares                   100                 --

  Distributions reinvested

     Blue Chip Growth shares                          --                   --

     Blue Chip Growth-Advisor Class shares             244                 --

  Shares redeemed
     Blue Chip Growth shares                    (1,355,267)          (1,281,199)

     Blue Chip Growth-Advisor Class shares         (53,645)             (18,623)

  Increase (decrease) in net assets from
  capital share transactions                       (63,004)             672,748

Net Assets
Increase (decrease) during period               (1,690,987)            (404,533)

Beginning of period                              6,711,364            7,115,897

End of period                              $     5,020,377      $     6,711,364
                                           ---------------      ---------------


*Share information
  Shares sold
     Blue Chip Growth shares                        43,856               49,123

     Blue Chip Growth Advisor Class shares          10,496               16,749

     Blue Chip Growth R Class shares                     5                 --

  Distributions reinvested

     Blue Chip Growth Advisor Class shares              11                 --

  Shares redeemed

     Blue Chip Growth shares                       (55,121)             (43,771)

     Blue Chip Growth Advisor Class shares          (2,158)                (666)

  Increase (decrease) in shares outstanding         (2,911)              21,435


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                                           December 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth; income is a secondary objective. The fund has three classes of shares: Blue Chip Growth, offered since June 30, 1993, Blue Chip Growth-Advisor Class (Advisor Class), offered since March 31 2000, and Blue Chip Growth-R Class (R Class), which was first offered on September 30, 2002. Advisor Class shares are offered only through brokers and other financial intermediaries and R Class shares are only available to small retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution and certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Class Accounting The Advisor Class and R Class each pay distribution and administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $277,000 and $1,000, respectively, for the year ended December 31, 2002.

     In-Kind Redemptions In certain circumstances, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain (loss) on in-kind redemptions to the extent fair value of the distributed securities on the date redemption exceeds cost. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2002, the fund realized $19,412,000 of net gain (or loss) on $37,875,000 of in-kind redemptions.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,633,788,000 and $2,657,962,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended December 31, 2002 totaled $245,000 and were characterized as return of capital for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                    $589,712,000

Unrealized depreciation                                    (821,631,000)

Net unrealized appreciation (depreciation)                 (231,919,000)

Capital loss carryforwards                                 (918,169,000)

Paid-in capital                                            6,170,465,000

Net assets                                                 $5,020,377,000
--------------------------------------------------------------------------------

     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $62,477,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2003. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $485,133,000 of capital loss carryforwards that expire in 2009, and $433,036,000 that expire in 2010.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss and redemptions in kind. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

Undistributed net investment income                        $  111,000

Undistributed net realized gain                            (19,373,000)

Paid-in-capital                                            19,262,000

At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$5,343,974,000.
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $2,763,000.

     Through December 31, 2003 for the Advisor Class and through April 30, 2004 for the R Class, the manager has agreed to bear any expenses that would cause the class's ratio of total expenses to average net assets (expense ratio) to exceed 1.05% and 1.35%, respectively. Thereafter, through December 31, 2005 for the Advisor Class and through April 30, 2006 for the R Class, the class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed 1.05% and 1.35%, respectively.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.

     T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $12,301,000 for the year ended December 31, 2002, of which $1,163,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2002, the Blue Chip Growth share class was charged $339,000 for shareholder servicing costs related to the college savings plans, of which $281,000 was for services provided by Price and $40,000 was payable at period-end. At December 31, 2002, approximately 1.6% of the outstanding shares of the Blue Chip Growth share class were held by college savings plans.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2002, the Blue Chip Growth class was allocated $424,000 of Spectrum Funds' expenses, of which $320,000 related to services provided by Price and $91,000 was payable at period-end. At December 31, 2002, approximately 3.6% of the outstanding shares of the Blue Chip Growth class were held by the Spectrum Funds.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 13, 2002, totaled $345,000 and are reflected as interest income in the accompanying Statement of Operations.


NOTE 5 - INTERFUND BORROWING

     Pursuant to the fund's prospectus, the fund may borrow up to 331/3% of its total assets. The fund is party to an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2002, the fund had outstanding borrowings on 22 days, in the average amount of $12,459,000, and at an average annual rate of 2.03%. There were no borrowings outstanding at December 31, 2002.


T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Blue Chip Growth Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Blue Chip Growth Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with custodians, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003


T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $245,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.
--------------------------------------------------------------------------------

Independent Directors

Name
(Date of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies

--------------------------------------------------------------------------------
Anthony W. Deering
(1/28/45)
2001

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
1993

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------
David K. Fagin
(4/9/38)
1993

Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
1994

Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
1993
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
1993

Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and
Directorships of Other Public Companies
--------------------------------------------------------------------------------

James A.C. Kennedy
(8/15/53)
1997
[37]

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1993
[105]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, Blue Chip Growth Fund
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 1993
[105]

Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

* Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, Blue Chip Growth Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Donald J. Easley (11/28/71)
Vice President, Blue Chip Growth Fund

Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Henry M. Ellenbogen (1/21/71)
Vice President, Blue Chip Growth Fund

Vice President, T. Rowe Price; formerly Chief of Staff, U.S. Representative Peter Deutsch (to 1999); Executive Vice President, Business Development, HelloAsia (to 2001)
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served

Principal Occupation(s)
--------------------------------------------------------------------------------

Robert N. Gensler (10/18/57)
Vice President, Blue Chip Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, Blue Chip Growth Fund

Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Kris H. Jenner (2/5/62)
Vice President, Blue Chip Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

J. Jeffrey Lang (1/10/62)
Vice President, Blue Chip Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Christopher R. Leonard (1/11/73)
Vice President, Blue Chip Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, Blue Chip Growth Fund

Assistant Vice President, T. Rowe Price and
T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, Blue Chip Growth Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Timothy C. Parker (11/9/74)
Vice President, Blue Chip Growth Fund

Employee, T. Rowe Price; formerly Investment Banking Analyst, Robert W. Baird & Co., Inc. (to 1999); Student, Darden Graduate School, University of Virginia
(to 2001)
--------------------------------------------------------------------------------

Larry J. Puglia (8/25/60)
President, Blue Chip Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Karen M. Regan (4/16/67)
Vice President, Blue Chip Growth Fund

Assistant Vice President, T. Rowe Price
--------------------------------------------------------------------------------

Robert W. Sharps (6/10/71)
Vice President, Blue Chip Growth Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Robert W. Smith (4/11/61)
Vice President, Blue Chip Growth Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

     Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
!    Closed to new investors.
!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest With Confidence (registerd trademark) T. Rowe Price Investment Services, Inc.

100 East Pratt Street
Baltimore, MD 21202

29058 F93-050  12/31/02